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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A
                            ------------------------

                                AMENDMENT NO. 1

                                 CURRENT REPORT

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                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          July 21, 1999 (May 7, 1999)
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               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                 CLARITI TELECOMMUNICATIONS INTERNATIONAL, LTD.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                    ----------------------------------------
                    (STATE OR JURISDICTION OF INCORPORATION)


                 33-90344                              23-2498715
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           (COMMISSION FILE NUMBER)                  (IRS EMPLOYER
                                                   IDENTIFICATION NO.)


   1735 Market Street, Mellon Bank Center, Suite 1300, Philadelphia, PA 19103
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


                                 (215) 979-3600
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                        (REGISTRANT'S TELEPHONE NUMBER)


                1341 North Delaware Avenue, Philadelphia, PA 19125
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 7. Financial Statements and Exhibits.

     On May 7, 1999, Clariti Telecommunications International, Ltd.
("Clariti") acquired all of the outstanding capital stock of MegaHertz-NKO, Inc.("M-NKO"). On May 24, 1999, Clariti filed a Form 8-K disclosing the acquisition in Item 2 and indicating in Item 7 that financial statements and pro forma financial information for the acquisition would be filed in an amendment to such Form 8-K. Since that time, Clariti has determined that financial statements and pro forma financial information for the acquisition of M-NKO are not required pursuant to Item 310 of Regulation S-B. As a result, Clariti does not plan to file such financial statements and pro forma financial information.







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                                 Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CLARITI TELECOMMUNICATIONS
                                                 INTERNATIONAL, LTD.
                                                 (Registrant)

July 21, 1999

                                                 By: s/James M. Boyd, Jr.
                                                     --------------------
                                                     James M. Boyd, Jr.
                                                     Vice President of Finance
                                                     and Chief Accounting
                                                     Officer



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